Exhibit 99.1

RAMIUS VALUE AND OPPORTUNITY MASTER FUND LTD
c/o RCG Starboard Advisors, LLC
599 Lexington Avenue, 20th Floor
New York, New York 10022

November 9, 2009

BY FEDEX, FACSIMILE AND COURIER

Phoenix Technologies Ltd.
915 Murphy Ranch Road
Milpitas, California 95035
Attn: Timothy Chu, Corporate Secretary

Re:	Notice of Shareholder Nomination of Individuals for Election as Directors at the 2010 Annual Meeting of Shareholders of Phoenix Technologies Ltd.

Dear Mr. Chu:

This letter serves as notice to Phoenix Technologies Ltd., a Delaware corporation (“PTEC”), as to the nomination by Ramius Value and Opportunity Master Fund Ltd, an exempted company organized under the laws of the Cayman Islands (“Ramius” or the “Nominating Stockholder”), of nominees for election to the Board of Directors of PTEC (the “Board”) at the 2010 annual meeting of shareholders of PTEC, or any other meeting of shareholders held in lieu thereof, and any adjournments, postponements, reschedulings or continuations thereof (the “Annual Meeting”).

This letter and all Exhibits attached hereto are collectively referred to as the “Notice.” As of the date of this Notice, Ramius was the beneficial owner of 2,323,230 shares of Common Stock, $.001 Par Value (the “Common Stock”), of PTEC, 1,000 shares of which are held in record name.  Through this Notice, Ramius hereby nominates and notifies you of its intent to nominate Dale L. Fuller, Jeffrey C. Smith, Edward Terino and Kenneth H. Traub as nominees (the “Nominees”) to be elected to the Board at the Annual Meeting.  Ramius believes that the terms of five (5) directors currently serving on the Board expire at the Annual Meeting.  To the extent that there are in excess of five (5) vacancies on the Board to be filled by election at the Annual Meeting or PTEC increases the size of the Board above its existing size, Ramius reserves the right to nominate additional nominees to be elected to the Board at the Annual Meeting.  Additional nominations made pursuant to the preceding sentence are without prejudice to the position of Ramius that any attempt to increase the size of the current Board or to classify the Board constitutes an unlawful manipulation of PTEC’s corporate machinery.  If this Notice shall be deemed for any reason by a court of competent jurisdiction to be ineffective with respect to the nomination of any of the Nominees nominated by Ramius at the Annual Meeting, or if any individual Nominee shall be unable to serve for any reason, this Notice shall continue to be effective with respect to the remaining Nominee(s) and as to any replacement Nominee(s) selected by Ramius.

Below please find information required by Article I, Section 11 of the Amended and Restated Bylaws of PTEC (the “Bylaws”).  In addition, reference is made to the Schedule 13D initially filed by Ramius and certain of its affiliates on November 2, 2009, as amended by that certain Amendment No. 1 dated November 3, 2009 and that certain Amendment No. 2 dated November 5, 2009, as it may be amended from time to time, as filed and to be filed with the Securities and Exchange Commission (“SEC”).  Such information contained therein is deemed incorporated by reference herein and, accordingly, all information contained in this Notice is deemed to be supplemented thereby.

(i)	A full description of item of business proposed to be brought before the Annual Meeting:

Ramius proposes to nominate Dale L. Fuller, Jeffrey C. Smith, Edward Terino and Kenneth H. Traub as nominees to be elected to the Board at the Annual Meeting.

(ii)
The name and address of the Nominating Stockholder and the class and number of shares held of record, held beneficially and represented by proxy by such person as of the record date for the Annual Meeting (if such date has then been made publicly available) and as of the date of this Notice:

The name and address and class and number of shares held of record, beneficially and by proxy by Ramius, as of the date of this Notice, are as follows.

Name	Address	Class	Number

Ramius Value and Opportunity Master Fund Ltd	c/o Citco Fund Services (Cayman Islands) Limited Corporate Center, West Bay Road, Grand Cayman, Cayman Islands, British West Indies	Common Stock, $.001 Par Value	As of the date of this Notice, Ramius was the beneficial owner of 2,323,230 shares of Common Stock, 1,000 of which are held of record.
Other than as set forth above Ramius does not own of record or beneficially, or represent by proxy, any shares of Common Stock.  Ramius does not believe the record date for the Annual Meeting is publicly available.

(iii)
All information regarding the Nominees that would be required to be set forth in a definitive proxy statement filed with the SEC pursuant to pursuant to Section 14 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or any successor thereto, and the written consent of each such Nominee to serve if elected:

Dale L. Fuller (Age 51) has been the Chief Executive Officer of moka5, Inc. since July 2008.  Mr. Fuller served on the Board of Directors and then as President and Interim Chief Executive Officer of McAfee, Inc. from January 2006 to July 2007.  Mr. Fuller has more than 20 years of experience in general management, marketing and business development in the technology industry.  He served as a Board Member and as Chief Executive Officer and President of Borland Software Corp., from April 1999 to July 2006.  Prior to 1999, Mr.Fuller served as Chief Executive Officer of WhoWhere? Inc., an online global communications directory of people and business information, as General Manager, and Vice President of Apple Computer’s Powerbook division, and as Vice President and General Manager of NEC Corporation’s portable computer division.  He has been the Chairman of the Board of Supervisors at AVG Technologies N.V. since October 2008.  Mr. Fuller has been Chairman of the Board of Webgistix Corp. since November 2008 and Director of Quest Airplane Company since September 2008.  Mr. Fuller served as a Director of Guidance Software, Inc., from May 2007 to February 2008, as a Director of Phoenix Technologies, Ltd. from November 2006 to August 2008, and as a Director of Pacific Edge Software, Inc. from January 2003 to January 2005.  Mr. Fuller currently serves as Chairman of the Let them Hear Foundation, which offers cochlear implant and pediatric hearing aid programs and services to patients around the world. Mr. Fuller received an honorary Ph.D. from St. Petersburg State University in Russia and is a Member of the American Association of Artificial Intelligence (AAAI).  The principal business address of Mr. Fuller is 475 Broadway St., 2nd Floor, Redwood City, California 94063. Mr. Fuller beneficially owns 70,000 shares of Common Stock.  For information regarding purchases and sales during the past two years by Mr. Fuller of securities of PTEC, see Exhibit A.

Jeffrey C. Smith (Age 37) is a Partner Managing Director of Ramius LLC, an investment management firm, a position he has held since February 2007 (the title changed from Partner to Partner Managing Director in November 2009 in conjunction with Ramius LLC’s merger with Cowen Group, Inc. (Nasdaq: COWN)), and is also a member of Cowen’s Operating Committee.  Prior to the merger with Cowen, Mr. Smith served as a member of Ramius LLC’s Management Board.  Prior to February 2007, Mr. Smith was an Executive Managing Director of Ramius LLC from July 2006 until February 2007 and a Managing Director of Ramius LLC from January 2004 until July 2006. Mr. Smith currently co-heads Ramius LLC’s Multi-Strategy business and co-heads Ramius LLC’s Opportunistic Value Investing business. He has been employed by Ramius LLC since January 1998.  Mr. Smith currently serves on the Board of Directors of Actel Corporation (Nasdaq: ACTL), the leading supplier of low-power field-programmable gate arrays and programmable system chips.  Mr. Smith served on the Board of Directors of The Fresh Juice Company, Inc., a manufacturer and distributor of fresh squeezed and frozen fresh squeezed citrus juices and other non-carbonated beverages, from April 1996 until February 1999 and Jotter Technologies, Inc., an Internet infomediary company, from January 2000 to September 2000.  Mr. Smith served as a member of the Board of Directors of S1 Corporation (Nasdaq: SONE), a provider of internet based financial services solutions, from May 2006 until September 2008.  Mr. Smith served as a director of Kensey Nash Corporation (Nasdaq: KNSY), a medical device manufacturer, from December 2007 until February 2009.  Mr. Smith has served as a member of the Executive Committee of Register.com (Cayman) L.P., a provider of domain name registration and internet services, since December 2005. Mr. Smith is a General Securities Registered Representative.  Mr. Smith received a B.S. in Economics with concentrations in finance and accounting from the Wharton School of The University of Pennsylvania.  The principal business address of Mr. Smith is c/o Ramius LLC, 599 Lexington Avenue, 20th Floor, New York, New York 10022.  As of the date hereof, Mr. Smith does not directly own, and has not purchased or sold during the past two years, any securities of PTEC.  Mr. Smith, as an affiliate of Ramius, may be deemed to beneficially own the 4,780,660 shares of Common Stock of PTEC beneficially owned by Ramius and its affiliates.  Mr. Smith disclaims beneficial ownership of such shares.  For information regarding purchases and sales during the past two years by Ramius and its affiliates of securities of PTEC that may be deemed to be beneficially owned by Mr. Smith, see Exhibit A.

Edward Terino (Age 56) has served as President of GET Advisory Services, LLC, a strategic and financial management consulting firm focused on the maritime and technology industries, since March 2009. From January 2009 through March 2009 Mr. Terino served as a consultant to General Maritime Corporation, following the merger of Arlington Tankers Ltd with General Maritime Corporation in December 2008. Prior to the merger, Mr. Terino was the President, Chief Executive Officer and Chief Financial Officer of Arlington Tanker Ltd, an international seaborne transporter of crude oil and petroleum products, a position he held since January 2008. Mr. Terino served as Arlington’s Co-Chief Executive Officer and Chief Financial Officer from July 2005 until August 2007, and as its Chief Executive Officer, interim President and Chief Financial Officer from August 2007 until January 2008. Mr. Terino has served as a director of S1 Corporation, a leading provider of integrated banking solutions, since April 2007 and is Chairman of the Audit Committee and a member of the Compensation Committee.  From October 1999 until March 2006, Mr. Terino served as a Director and as Chairman of the Audit Committee of EBT International, Inc., a Web content management software company.  From September 2001 until June 2005, Mr. Terino served as Senior Vice President, Chief Financial Officer, Treasurer and Secretary of Art Technology Group, Inc., a provider of Internet-based e-commerce software focused on the Global 1000 market.  Mr. Terino received his Masters in Business Administration from Suffolk University.  The principal business address of Mr. Terino is 25 Indian Rock Road, Suite 23, Windham New Hampshire 03087.  Mr. Terino does not directly own, and has not purchased or sold during the past two years, any securities of PTEC.

Kenneth H. Traub (Age 48) is currently President and CEO of Ethos Management, a private investment and consulting firm.  Mr. Traub served as Vice President and Corporate Advisor of JDS Uniphase Corp. (“JDSU”), a provider of optical products and test and measurement solutions for the communications industry, from February 2008 to September 2008.  From April 1999 until its acquisition by JDSU in February 2008, Mr. Traub served as President, Chief Executive Officer and a member of the board of directors of American Bank Note Holographics, Inc. (“ABNH”), a publicly traded, global leader in product and document security.  Mr. Traub managed an extensive turnaround of ABNH, and under his leadership, ABNH’s stockholders enjoyed a gain of over 1000% from 2001 to 2008.  Previously, Mr. Traub was a founder, Executive Vice President and Chief Financial Officer of Voxware, Inc. from 1994 to 1998.  Mr. Traub currently serves on the Board of Directors of iPass, Inc. (Nasdaq:IPAS), a global provider of Internet software and services.  Mr. Traub also serves as the Education Chairman of the New Jersey Chapter of Young Presidents Organization.  Mr. Traub received a Masters in Business Administration from Harvard Business School and his B.A. from Emory University.  The principal business address of Mr. Traub is 2 Applegate Drive, Robbinsville, New Jersey 08691.  Mr. Traub does not directly own, and has not purchased or sold during the past two years, any securities of PTEC.

Ramius and certain of its affiliates have signed or intend to sign letter agreements pursuant to which they agree to indemnify each of Messrs. Fuller, Terino and Traub against claims arising from the solicitation of proxies from PTEC’s shareholders in connection with the Annual Meeting and any related transactions.

In addition, RCG Starboard Advisors, LLC, a subsidiary of Ramius LLC, has signed or intends to sign compensation letter agreements with each of Messrs. Fuller, Terino and Traub pursuant to which RCG Starboard Advisors LLC agrees to pay each of each of Messrs. Fuller, Terino and Traub (i) $10,000 in cash upon the submission of this letter by Ramius to PTEC and (ii) $10,000 in cash upon the filing of a definitive proxy statement with the SEC relating to a solicitation of proxies in favor of the election of the Nominees as directors at the Annual Meeting.  Pursuant to the compensation letter agreements, each of Messrs. Fuller, Terino and Traub agrees to use such compensation to acquire securities of PTEC (the “Nominee Shares”) at such time that each of Messrs. Fuller, Terino and Traub shall determine, but in any event no later than 14 days after receipt of such compensation.  If elected or appointed to serve as a director of the Board, each of Messrs. Fuller, Terino and Traub agrees not to sell, transfer or otherwise dispose of any Nominee Shares within two (2) years of their election or appointment as a director; provided, however, in the event that PTEC enters into a business combination with a third party, Messrs. Fuller, Terino and Traub may sell, transfer or exchange the Nominee Shares in accordance with the terms of such business combination.

Except as set forth in this Notice (including the Exhibits hereto), (i) during the past 10 years, no Nominee has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors); (ii) no Nominee directly or indirectly beneficially owns any securities of PTEC; (iii) no Nominee owns any securities of PTEC which are owned of record but not beneficially; (iv) no Nominee has purchased or sold any securities of PTEC during the past two years; (v) no part of the purchase price or market value of the securities of PTEC owned by any Nominee is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities; (vi) no Nominee is, or within the past year was, a party to any contract, arrangements or understandings with any person with respect to any securities of PTEC, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; (vii) no associate of any Nominee owns beneficially, directly or indirectly, any securities of PTEC; (viii) no Nominee owns beneficially, directly or indirectly, any securities of any parent or subsidiary of PTEC; (ix) no Nominee or any of his associates was a party to any transaction, or series of similar transactions, since the beginning of PTEC’s last fiscal year, or is a party to any currently proposed transaction, or series of similar transactions, to which PTEC or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $120,000; (x) no Nominee or any of his associates has any arrangement or understanding with any person with respect to any future employment by PTEC or its affiliates, or with respect to any future transactions to which PTEC or any of its affiliates will or may be a party; and (xi) no Nominee has a substantial interest, direct or indirect, by securities holdings or otherwise in any matter to be acted on at the Annual Meeting.  There are no material proceedings to which any Nominee or any of his associates is a party adverse to PTEC or any of its subsidiaries or has a material interest adverse to PTEC or any of its subsidiaries.  With respect to each of the Nominees, none of the events enumerated in Item 401(f)(1)-(6) of Regulation S-K of the Exchange Act occurred during the past five years.

Each of the Nominees has consented to be named as a nominee in this Notice, to be named as a nominee in any proxy statement filed by Ramius in connection with the solicitation of proxies from PTEC’s shareholders in connection with the Annual Meeting and to serve as a director of PTEC, if so elected.  Such consents are attached hereto as Exhibit B.

On November 9, 2009, Ramius, Ramius Enterprise Master Fund Ltd, RCG PB, Ltd, Ramius Advisors, LLC, RCG Starboard Advisors, LLC, Ramius LLC, Cowen Group, Inc., RCG Holdings LLC, C4S & Co., L.L.C., Peter A. Cohen, Morgan B. Stark, Jeffrey M. Solomon, Thomas W. Strauss and the Nominees (collectively the “Group”) entered into a Joint Filing and Solicitation Agreement in which, among other things, (a) the Group agreed to the joint filing on behalf of each of them of statements on Schedule 13D with respect to the securities of PTEC, (b) the Group agreed to solicit proxies or written consents for the election of the Nominees, or any other person(s) nominated by Ramius, to the Board at the Annual Meeting (the “Solicitation”), and (c) Ramius, Ramius Enterprise Master Fund Ltd and RCG PB, Ltd agreed to bear all expenses incurred in connection with the Group’s activities, including approved expenses incurred by any of the parties in connection with the Solicitation, subject to certain limitations.

Other than as stated herein, there are no arrangements or understandings between Ramius and the Nominees or any other person or persons pursuant to which the nominations described herein is to be made.

(iv)
All other information that would be required to be filed with the SEC if, with respect to the nomination of the Nominees, the Nominating Stockholder was a participant in a solicitation subject to Section 14 of the Exchange Act, or any successor thereto:

The principal business of Ramius is serving as a private investment fund.  Ramius has been formed for the purpose of making equity investments and, on occasion, taking an active role in the management of portfolio companies in order to enhance shareholder value.  The address of the principal office of Ramius is c/o Citco Fund Services (Cayman Islands) Limited, Corporate Center, West Bay Road, Grand Cayman, Cayman Islands, British West Indies.

As of the date of this Notice, Ramius beneficially owned 2,323,230 shares of Common Stock.

The amount of securities of PTEC owned beneficially, directly or indirectly, by Ramius and each of its affiliates and the name and address of each such affiliate are as follows:

Name	Business Address	Beneficial Ownership

Ramius Enterprise Master Fund Ltd (“Enterprise Master Fund”)	c/o Citco Fund Services (Cayman Islands) Limited Corporate Center, West Bay Road, Grand Cayman, Cayman Islands, British West Indies	641,294 shares of Common Stock

RCG PB, Ltd (“RCB PB”)	c/o Citco Fund Services (Cayman Islands) Limited Corporate Center, West Bay Road, Grand Cayman, Cayman Islands, British West Indies	1,816,136 shares of Common Stock

Ramius Advisors, LLC (“Ramius Advisors”)	599 Lexington Avenue 20th Floor New York, New York 10022	2,457,430 shares of Common Stock

RCG Starboard Advisors, LLC (“RCG Starboard Advisors”)	599 Lexington Avenue 20th Floor New York, New York 10022	2,323,230 shares of Common Stock

Ramius LLC	599 Lexington Avenue 20th Floor New York, New York 10022	4,780,660 shares of Common Stock

Cowen Group, Inc. (“Cowen”)	599 Lexington Avenue 20th Floor New York, New York 10022	4,780,660 shares of Common Stock

RCG Holdings LLC (“RCG Holdings”)	599 Lexington Avenue 20th Floor New York, New York 10022	4,780,660 shares of Common Stock

C4S & Co., L.L.C. (“C4S”)	599 Lexington Avenue 20th Floor New York, New York 10022	4,780,660 shares of Common Stock

Peter A. Cohen	599 Lexington Avenue 20th Floor New York, New York 10022	4,780,660 shares of Common Stock

Morgan B. Stark	599 Lexington Avenue 20th Floor New York, New York 10022	4,780,660 shares of Common Stock

Jeffrey M. Solomon	599 Lexington Avenue 20th Floor New York, New York 10022	4,780,660 shares of Common Stock

Thomas W. Strauss	599 Lexington Avenue 20th Floor New York, New York 10022	4,780,660 shares of Common Stock

Enterprise Master Fund and RCG PB are each private investment funds formed for the purpose of making equity and debt investments.

RCG Starboard Advisors is the investment manager of Ramius and may be deemed to beneficially own the shares of Common Stock held directly by Ramius.

Ramius Advisors is the investment advisor of Enterprise Master Fund and RCG PB and may be deemed to beneficially own the shares of Common Stock held directly by Enterprise Master Fund and RCG PB.

Ramius LLC is engaged in money management and investment advisory services for third parties and proprietary accounts and serves as the sole member of RCG Starboard Advisors and Ramius Advisors.  Cowen provides alternative investment management, investment banking, research, and sales and trading services through its business units, Ramius and Cowen and Company.  Cowen also serves as the sole member of Ramius.  RCG Holdings is the majority shareholder of Cowen.  C4S is the managing member of RCG Holdings.  Messrs. Cohen, Strauss, Stark and Solomon are the co-managing members of C4S.  Accordingly, each of Ramius LLC, Cowen, RCG Holdings, C4S and Messrs. Cohen, Strauss, Stark and Solomon may be deemed to beneficially own the shares of Common Stock held directly by Ramius, Enterprise Master Fund and RCG PB.  Each of RCG Starboard Advisors, Ramius Advisors, Ramius LLC, Cowen, RCG Holdings, C4S and Messrs. Cohen, Strauss, Stark and Solomon disclaims beneficial ownership of such shares of Common Stock not held directly by him or it.

Each of Ramius, Enterprise Master Fund, RCG PB, RCG Starboard Advisors, Ramius Advisors, Ramius LLC, Cowen, RCG Holdings, C4S and Messrs. Cohen, Strauss, Stark and Solomon, as members of a “group” for the purposes of Rule 13d-5(b)(1) of the Exchange Act (the “Ramius Group”), is deemed to beneficially own the shares of Common Stock beneficially owned in the aggregate by the other members of the group.  Each member of the Ramius Group disclaims beneficial ownership of such shares of Common Stock.  For information regarding purchases and sales of securities of PTEC during the past two years by the members of the Ramius Group and affiliates of the Ramius Group that no longer own any securities of PTEC, see Exhibit A.

Except as set forth in this Notice (including the Exhibits hereto), (i) during the past 10 years, no member of the Ramius Group has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors); (ii) no member of the Ramius Group directly or indirectly beneficially own any securities of PTEC; (iii) no member of the Ramius Group owns any securities of PTEC which are owned of record but not beneficially; (iv) no member of the Ramius Group purchased or sold any securities of PTEC during the past two years; (v) no part of the purchase price or market value of the securities of PTEC owned by any member of the Ramius Group is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities; (vi) no member of the Ramius Group is or within the past year was, a party to any contracts, arrangements or understandings with any person with respect to any securities of PTEC, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; (vii) no associate of any member of the Ramius Group owns beneficially, directly or indirectly, any securities of PTEC; (viii) no member of the Ramius Group owns beneficially, directly or indirectly, any securities of any parent or subsidiary of PTEC; (ix) no member of the Ramius Group has any material pending legal proceedings, other than ordinary routine litigation incidental to PTEC’s business, to which any member of the Ramius Group is a party adverse to PTEC or any of its affiliated persons, or in which any member of the Ramius Group has a material interest adverse to PTEC or any of its affiliated persons; (x) no member of the Ramius Group or any of their associates has any arrangement or understanding with any person with respect to any future employment by PTEC or its affiliates, or with respect to any future transactions to which PTEC or any of its affiliates will or may be a party; and (xi) no person, including any member of the Ramius Group, who is a party to an arrangement or understanding pursuant to which the Nominees are proposed to be elected has a substantial interest, direct or indirect, by security holdings or otherwise in any matter to be acted on at the Annual Meeting.  With respect to the members of the Ramius Group, none of the events enumerated in Item 401(f)(1)-(6) of Regulation S-K of the Exchange Act occurred during the past five years.

A representative of Ramius intends to appear in person or by proxy at the Annual Meeting to nominate the Nominees for election to the Board.

Please address any correspondence to Ramius Value and Opportunity Master Fund Ltd, Attention: Jeffrey C. Smith, telephone (212) 845-7955, facsimile (212) 201-4802 and Owen S. Littman, telephone (212) 201-4841, facsimile (212) 845-7986 (with a copy to our counsel, Olshan Grundman Frome Rosenzweig & Wolosky LLP, Park Avenue Tower, 65 East 55th Street, New York, New York 10022, Attention: Steven Wolosky, Esq., telephone (212) 451-2333, facsimile (212) 451-2222).  The giving of this Notice is not an admission that any purported procedures for notice concerning the nomination of directors to the Board and submission of business proposals are legal, valid or binding, and Ramius reserves the right to challenge their validity.  If PTEC contends this Notice is incomplete or is otherwise deficient in any respect, please notify Ramius, Attention: Jeffrey C. Smith, telephone (212) 845-7955, facsimile (212) 201-4802 and Owen S. Littman, telephone (212) 201-4841, facsimile (212) 845-7986 (with a copy to our counsel, Olshan Grundman Frome Rosenzweig & Wolosky LLP, Park Avenue Tower, 65 East 55th Street, New York, New York 10022, Attention: Steven Wolosky, Esq., telephone (212) 451-2333, facsimile (212) 451-2222) setting forth the facts that PTEC contends support its position and specifying any additional information believed to be required.  In the absence of such prompt notice, Ramius will assume that PTEC agrees that this Notice complies in all respects with the requirements of the Bylaws.  Ramius reserves the right to withdraw or modify this Notice at any time.

Very truly yours,

RAMIUS VALUE AND OPPORTUNITY MASTER FUND LTD

By:	/s/ Jeffrey C. Smith
	Name:	Jeffrey C. Smith
	Title:	Authorized Signatory

EXHIBIT A

TRANSACTIONS IN SECURITIES OF PHOENIX TECHNOLOGIES LTD.
DURING THE PAST TWO YEARS

Shares of Common Stock Purchased / (Sold)	Date of Purchase / Sale

RAMIUS VALUE AND OPPORTUNITY MASTER FUND LTD

63,672	10/08/07
14,700	10/09/07
(47,544)	04/09/08
(16,380)	04/10/08
(21,000)	04/11/08
(34,776)	04/14/08
(13,860)	04/15/08
(33,096)	04/16/08
(20,580)	04/17/08
(4,620)	04/18/08
(8,400)	04/18/08
(12,600)	04/21/08
(16,800)	04/21/08
(21,000)	04/22/08
(42,000)	04/22/08
(8,400)	04/23/08
(42,000)	04/23/08
(25,878)	04/24/08
(6,948)	04/24/08
(21,000)	04/25/08
(8,400)	04/25/08
(29,400)	04/28/08
(28,308)	04/29/08
(29,400)	04/30/08
(29,400)	05/01/08
(25,200)	05/02/08
(8,400)	05/05/08
(18,909)	05/06/08
(25,200)	05/20/08
(40,992)	05/21/08
(17,808)	05/22/08
(48,553)	05/27/08
(25,200)	05/27/08
(4,200)	05/27/08
(24,360)	05/27/08
(65,604)	05/28/08
(12,600)	05/28/08
(4,200)	05/29/08
(12,768)	05/29/08
(112,873)	05/29/08

(96,141)	05/30/08
(67,328)	05/30/08
(16,296)	05/30/08
(21,000)	06/02/08
(16,042)	06/02/08
(36,876)	06/02/08
(50,400)	06/03/08
(2,772)	06/04/08
(61,255)	06/04/08
(171,570)	06/05/08
(21,000)	06/05/08
(18,228)	06/05/08
(116,100)	06/06/08
(2,520)	06/06/08
(57,414)	06/09/08
(21,000)	08/05/08
(26,544)	08/05/08
(8,400)	08/05/08
(20,412)	08/06/08
(2,100)	08/06/08
(46,452)	08/07/08
(3,024)	08/07/08
(75,012)	08/08/08
(63,504)	08/11/08
(6,846)	08/12/08
(134,148)	08/13/08
(57,708)	08/14/08
(42,424)	08/15/08
(69,468)	08/18/08
(25,368)	08/19/08
(98,784)	08/20/08
(21,504)	08/21/08
(41,723)	08/22/08
(16,689)	08/22/08
(21,000)	08/25/08
(14,207)	08/26/08
(11,928)	08/27/08
(42,000)	08/28/08
(36,288)	08/28/08
(30,828)	08/29/08
(24,573)	09/01/08
(18,419)	09/02/08
(20,698)	09/02/08
(27,606)	09/03/08
(5,476)	09/04/08
(2,464)	09/04/08
(42,527)	09/05/08
(13,118)	09/08/08
(24,151)	09/08/08
(11,851)	09/09/08

126,000	05/20/09
26,554	05/21/09
15,540	05/21/09
420	05/22/09
336	05/26/09
1,932	05/26/09
5,880	05/26/09
8,904	05/26/09
2,547	05/27/09
1,512	05/28/09
168	06/01/09
3,360	06/03/09
252	06/04/09
2,520	06/08/09
8,064	06/09/09
924	06/10/09
9,287	06/16/09
40,320	06/29/09
44,520	06/30/09
26,040	07/01/09
42,000	07/02/09
15,120	07/02/09
96,936	07/06/09
51,240	07/06/09
9,156	07/07/09
32,844	07/08/09
1,176	07/09/09
42,000	07/10/09
1,268	07/10/09
40,732	07/10/09
42,000	07/13/09
1,764	07/13/09
36,960	07/14/09
42,000	07/14/09
39,228	07/15/09
8,908	07/15/09
4,536	07/15/09
9,072	07/16/09
18,900	07/17/09
4,118	07/20/09
2,100	07/22/09
1,930	07/24/09
16,800	07/27/09
27,287	07/28/09
8,400	08/11/09
601	08/14/09
5,964	08/14/09
2,705	08/17/09
8,736	08/17/09
11,340	08/19/09

15,099	08/19/09
672	08/20/09
20,328	08/20/09
(21,000)	08/28/09
(2,043)	08/31/09
(4,722)	08/31/09
(16,359)	08/31/09
(17,211)	09/01/09
(2,508)	09/02/09
(10,499)	09/03/09
(4,368)	09/04/09
(26,374)	09/08/09
(10,500)	09/08/09
(16,464)	09/08/09
(26,877)	09/09/09
(4,200)	09/10/09
(4,284)	09/11/09
(6,635)	09/14/09
(15,035)	09/15/09
(20,998)	09/16/09
(20,998)	09/17/09
(62,994)	09/18/09
(20,998)	09/21/09
(10,583)	09/21/09
(31,413)	09/22/09
(7,559)	09/23/09
(13,439)	09/24/09
(20,998)	09/25/09
(20,998)	09/28/09
(12,599)	09/29/09
(1,260)	09/30/09
(20,417)**	10/01/09
(23,135)**	10/01/09
(4,134)**	10/01/09
(14,829)**	10/01/09
(531)**	10/01/09
(18,963)**	10/01/09
(573)**	10/01/09
(18,390)**	10/01/09
(18,963)**	10/01/09
(796)**	10/01/09
(16,687)**	10/01/09
(18,963)**	10/01/09
(17,711)**	10/01/09
(4,022)**	10/01/09
(2,048)**	10/01/09

** Shares were transferred to RCG PB, Ltd., an affiliate of Ramius Value and Opportunity Master Fund Ltd, in connection with a restructuring of the Reporting Persons’ ownership in the Issuer.

(4,096)**	10/01/09
(8,533)**	10/01/09
(1,859)**	10/01/09
(948)**	10/01/09
(871)**	10/01/09
(7,585)**	10/01/09
(12,320)**	10/01/09
(3,793)**	10/01/09
(271)**	10/01/09
(2,693)**	10/01/09
(1,221)**	10/01/09
(3,944)**	10/01/09
(5,120)**	10/01/09
(6,817)**	10/01/09
(303)**	10/01/09
(9,178)**	10/01/09
11,996	10/01/09
8,339	10/02/09
8,820	10/05/09
3,430	10/07/09
4,900	10/07/09
19,600	10/08/09
294	10/08/09
15,148	10/08/09
2,744	10/09/09
19,012	10/12/09
2,002	10/13/09
7,840	10/13/09
11,760	10/14/09
4,600	10/15/09
10,100	10/16/09
12,789	10/19/09
10,878	10/20/09
833	10/21/09
147,000	10/22/09
227,213	10/22/09
5,537	10/22/09
619,850	10/22/09
31,051	10/23/09
73,500	10/26/09
6,870	10/27/09
41,538	10/27/09
5,978	10/28/09
1,784	10/28/09
33,417	10/28/09
12,583	10/29/09
55,540	10/29/09
24,353	10/29/09
9,800	10/30/09
21,521	10/30/09

110,925	10/30/09
11,121	11/02/09
112,760	11/02/09
12,250	11/02/09
11,819	11/03/09
77,340	11/03/09
9,800	11/04/09
3,626	11/04/09
76,932	11/04/09
2,499	11/05/09
63,247	11/05/09
4,900	11/05/09
7,350	11/06/09
3,507	11/06/09
29,903	11/06/09
147	11/09/09
1,764	11/09/09
7,350	11/09/09

RCG PB, LTD

24,573*	09/01/08
(3,040)	09/02/08
(2,705)	09/02/08
(2,070)	09/03/08
(912)	09/04/08
(411)	09/04/08
(7,085)	09/05/08
(2,186)	09/08/08
(4,023)	09/08/08
(2,141)	09/09/08
20,417*	09/30/09
23,135*	09/30/09
4,134*	09/30/09
14,829*	09/30/09
531*	09/30/09
18,963*	09/30/09
573*	09/30/09
18,390*	09/30/09
18,963*	09/30/09
796*	09/30/09
16,687*	09/30/09
18,963*	09/30/09
17,711*	09/30/09
4,022*	09/30/09
2,048*	09/30/09
4,096*	09/30/09
8,533*	09/30/09
1,859*	09/30/09
948*	09/30/09

871*	09/30/09
7,585*	09/30/09
12,320*	09/30/09
3,793*	09/30/09
271*	09/30/09
2,693*	09/30/09
1,221*	09/30/09
3,944*	09/30/09
5,120*	09/30/09
6,817*	09/30/09
303*	09/30/09
9,178*	09/30/09
9,303	10/01/09
6,467	10/02/09
6,840	10/05/09
2,660	10/07/09
3,800	10/07/09
15,200	10/08/09
228	10/08/09
11,747	10/08/09
2,128	10/09/09
14,744	10/12/09
1,553	10/13/09
6,080	10/13/09
9,120	10/14/09
3,568	10/15/09
7,833	10/16/09
9,918	10/19/09
8,436	10/20/09
646	10/21/09
114,000	10/22/09
176,206	10/22/09
4,294	10/22/09
480,700	10/22/09
24,080	10/23/09
57,000	10/26/09
5,328	10/27/09
32,214	10/27/09
4,636	10/28/09
1,383	10/28/09
25,916	10/28/09
9,758	10/29/09
43,072	10/29/09
18,886	10/29/09
7,600	10/30/09
16,690	10/30/09
86,024	10/30/09

* Shares were acquired from Ramius Value and Opportunity Master Fund Ltd, an affiliate of RCG PB, Ltd., in connection with a restructuring of the Reporting Persons’ ownership in the Issuer.

8,625	11/02/09
87,446	11/02/09
9,500	11/02/09
9,165	11/03/09
59,978	11/03/09
7,600	11/04/09
2,812	11/04/09
59,661	11/04/09
1,938	11/05/09
49,048	11/05/09
3,800	11/05/09
5,700	11/06/09
2,719	11/06/09
23,190	11/06/09
114	11/09/09
1,368	11/09/09
5,700	11/09/09

RAMIUS ENTERPRISE MASTER FUND LTD

24,000	05/20/09
5,058	05/21/09
2,960	05/21/09
80	05/22/09
64	05/26/09
368	05/26/09
1,120	05/26/09
1,696	05/26/09
485	05/27/09
288	05/28/09
32	06/01/09
640	06/03/09
48	06/04/09
480	06/08/09
1,536	06/09/09
176	06/10/09
1,769	06/16/09
7,680	06/29/09
8,480	06/30/09
4,960	07/01/09
8,000	07/02/09
2,880	07/02/09
18,464	07/06/09
9,760	07/06/09
1,744	07/07/09
6,256	07/08/09
224	07/09/09
8,000	07/10/09
242	07/10/09
7,758	07/10/09

8,000	07/13/09
336	07/13/09
7,040	07/14/09
8,000	07/14/09
7,472	07/15/09
1,697	07/15/09
864	07/15/09
1,728	07/16/09
3,600	07/17/09
784	07/20/09
400	07/22/09
368	07/24/09
3,200	07/27/09
5,198	07/28/09
1,600	08/11/09
114	08/14/09
1,136	08/14/09
515	08/17/09
1,664	08/17/09
2,160	08/19/09
2,876	08/19/09
128	08/20/09
3,872	08/20/09
(4,000)	08/28/09
(380)	08/31/09
(878)	08/31/09
(3,041)	08/31/09
(3,280)	09/01/09
(478)	09/02/09
(2,001)	09/03/09
(832)	09/04/09
(925)	09/08/09
(4,101)	09/08/09
(2,000)	09/08/09
(3,136)	09/08/09
(5,123)	09/09/09
(800)	09/10/09
(816)	09/11/09
(1,265)	09/14/09
(2,865)	09/15/09
(4,002)	09/16/09
(4,002)	09/17/09
(12,006)	09/18/09
(4,002)	09/21/09
(2,017)	09/21/09
(5,987)	09/22/09
(1,441)	09/23/09
(2,561)	09/24/09
(4,002)	09/25/09
(4,002)	09/28/09

(2,401)	09/29/09
(240)	09/30/09
3,183	10/01/09
2,212	10/02/09
2,340	10/05/09
910	10/07/09
1,300	10/07/09
5,200	10/08/09
78	10/08/09
4,019	10/08/09
728	10/09/09
5,044	10/12/09
531	10/13/09
2,080	10/13/09
3,120	10/14/09
1,220	10/15/09
2,679	10/16/09
3,393	10/19/09
2,886	10/20/09
221	10/21/09
39,000	10/22/09
60,281	10/22/09
1,469	10/22/09
164,450	10/22/09
8,238	10/23/09
19,500	10/26/09
1,822	10/27/09
11,020	10/27/09
1,586	10/28/09
473	10/28/09
8,866	10/28/09
3,339	10/29/09
14,735	10/29/09
6,461	10/29/09
2,600	10/30/09
5,709	10/30/09
29,429	10/30/09
2,950	11/02/09
29,916	11/02/09
3,250	11/02/09
3,136	11/03/09
20,519	11/03/09
2,600	11/04/09
962	11/04/09
20,410	11/04/09
663	11/05/09
16,780	11/05/09
1,300	11/05/09
1,950	11/06/09
930	11/06/09
7,933	11/06/09
39	11/09/09
468	11/09/09
1,950	11/09/09

PARCHE, LLC

12,128	10/08/07
2,800	10/09/07
(9,056)	04/09/08
(3,120)	04/10/08
(4,000)	04/11/08
(6,624)	04/14/08
(2,640)	04/15/08
(6,304)	04/16/08
(3,920)	04/17/08
(880)	04/18/08
(1,600)	04/18/08
(2,400)	04/21/08
(3,200)	04/21/08
(4,000)	04/22/08
(8,000)	04/22/08
(1,600)	04/23/08
(8,000)	04/23/08
(4,929)	04/24/08
(1,324)	04/24/08
(4,000)	04/25/08
(1,600)	04/25/08
(5,600)	04/28/08
(5,392)	04/29/08
(5,600)	04/30/08
(5,600)	05/01/08
(4,800)	05/02/08
(1,600)	05/05/08
(3,602)	05/06/08
(4,800)	05/20/08
(7,808)	05/21/08
(3,392)	05/22/08
(9,248)	05/27/08
(4,800)	05/27/08
(800)	05/27/08
(4,640)	05/27/08
(12,496)	05/28/08
(2,400)	05/28/08
(800)	05/29/08
(2,432)	05/29/08
(21,500)	05/29/08
(18,312)	05/30/08
(12,824)	05/30/08
(3,104)	05/30/08

(4,000)	06/02/08
(3,056)	06/02/08
(7,024)	06/02/08
(9,600)	06/03/08
(528)	06/04/08
(11,668)	06/04/08
(32,680)	06/05/08
(4,000)	06/05/08
(3,472)	06/05/08
(18,900)	06/06/08
(480)	06/06/08
(10,936)	06/09/08
(4,000)	08/05/08
(5,056)	08/05/08
(1,600)	08/05/08
(3,888)	08/06/08
(400)	08/06/08
(8,848)	08/07/08
(576)	08/07/08
(14,288)	08/08/08
(12,096)	08/11/08
(1,304)	08/12/08
(25,552)	08/13/08
(10,992)	08/14/08
(8,081)	08/15/08
(13,232)	08/18/08
(4,832)	08/19/08
(18,816)	08/20/08
(4,096)	08/21/08
(8,277)	08/22/08
(3,311)	08/22/08
(4,000)	08/25/08
(2,706)	08/26/08
(2,272)	08/27/08
(8,000)	08/28/08
(6,912)	08/28/08
(5,872)	08/29/08
(4,862)	09/02/08
(4,327)	09/02/08
(4,832)	09/03/08
(1,376)	09/04/08
(619)	09/04/08
(10,688)	09/05/08
(3,296)	09/08/08
(6,070)	09/08/08
(3,230)	09/09/08

DALE L. FULLER

(40,000)	06/09/08
(1,000)	06/09/08
35,000	11/06/09
35,000	11/09/09

EXHIBIT B

DALE FULLER
475 Broadway Street, 2nd Floor
Redwood City, California 94063
November 9, 2009

Phoenix Technologies Ltd.
915 Murphy Ranch Road
Milpitas, California
Attn: Corporate Secretary

Dear Sir or Madam:

You are hereby notified that the undersigned consents to (i) being named as a nominee in the notice provided by Ramius Value and Opportunity Master Fund Ltd (“Ramius”) of its intention to nominate the undersigned as a director of Phoenix Technologies Ltd. (“PTEC”) at the 2010 annual meeting of stockholders, or any other meeting of stockholders held in lieu thereof, and any adjournments, postponements, reschedulings or continuations thereof (the “Annual Meeting”), (ii) being named as a nominee in any proxy statement filed by Ramius in connection with the solicitation of proxies or written consents for election of the undersigned at the Annual Meeting, and (iii) serving as a director of PTEC if elected at the Annual Meeting.

Very truly yours,

/s/ Dale Fuller

Dale Fuller

JEFFREY C. SMITH
c/o Ramius LLC
599 Lexington Avenue, 20th Floor
New York, New York 10022
November 9, 2009

Phoenix Technologies Ltd.
915 Murphy Ranch Road
Milpitas, California
Attn: Corporate Secretary

Dear Sir or Madam:

You are hereby notified that the undersigned consents to (i) being named as a nominee in the notice provided by Ramius Value and Opportunity Master Fund Ltd (“Ramius”) of its intention to nominate the undersigned as a director of Phoenix Technologies Ltd. (“PTEC”) at the 2010 annual meeting of stockholders, or any other meeting of stockholders held in lieu thereof, and any adjournments, postponements, reschedulings or continuations thereof (the “Annual Meeting”), (ii) being named as a nominee in any proxy statement filed by Ramius in connection with the solicitation of proxies or written consents for election of the undersigned at the Annual Meeting, and (iii) serving as a director of PTEC if elected at the Annual Meeting.

Very truly yours,

/s/ Jeffrey C. Smith

Jeffrey C. Smith

EDWARD TERINO
25 Indian Rock Road, Suite 23
Windham, New Hampshire 03087
November 9, 2009

Phoenix Technologies Ltd.
915 Murphy Ranch Road
Milpitas, California
Attn: Corporate Secretary

Dear Sir or Madam:

You are hereby notified that the undersigned consents to (i) being named as a nominee in the notice provided by Ramius Value and Opportunity Master Fund Ltd (“Ramius”) of its intention to nominate the undersigned as a director of Phoenix Technologies Ltd. (“PTEC”) at the 2010 annual meeting of stockholders, or any other meeting of stockholders held in lieu thereof, and any adjournments, postponements, reschedulings or continuations thereof (the “Annual Meeting”), (ii) being named as a nominee in any proxy statement filed by Ramius in connection with the solicitation of proxies or written consents for election of the undersigned at the Annual Meeting, and (iii) serving as a director of PTEC if elected at the Annual Meeting.

Very truly yours,

/s/ Edward Terino

Edward Terino

KENNETH H. TRAUB
2 Applegate Drive
Robbinsville, New Jersey 08691
November 9, 2009

Phoenix Technologies Ltd.
915 Murphy Ranch Road
Milpitas, California
Attn: Corporate Secretary

Dear Sir or Madam:

You are hereby notified that the undersigned consents to (i) being named as a nominee in the notice provided by Ramius Value and Opportunity Master Fund Ltd (“Ramius”) of its intention to nominate the undersigned as a director of Phoenix Technologies Ltd. (“PTEC”) at the 2010 annual meeting of stockholders, or any other meeting of stockholders held in lieu thereof, and any adjournments, postponements, reschedulings or continuations thereof (the “Annual Meeting”), (ii) being named as a nominee in any proxy statement filed by Ramius in connection with the solicitation of proxies or written consents for election of the undersigned at the Annual Meeting, and (iii) serving as a director of PTEC if elected at the Annual Meeting.

Very truly yours,

/s/ Kenneth H. Traub

Kenneth H. Traub